UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 8, 2007



                        RAMCO-GERSHENSON PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its Charter)



             Maryland                     1-10093            13-6908486
             --------                     -------            ----------
   (State or other jurisdiction         (Commission         (IRS Employer
            of incorporation)           File Number)       Identification No.)


  31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan     48334
  -----------------------------------------------------------------     -----
                (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number, including area code   (248) 350-9900
                                                            --------------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On October 8, 2007, Ramco-Gershenson Properties Trust issued a press release announcing that it will redeem all of its outstanding 9.5% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest on November 12, 2007. The shares will be redeemed at $25.00 per share, plus accrued and unpaid dividends to the redemption date without interest. A copy of the October 8, 2007 press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01         Financial Statements and Exhibits

(d)      Exhibits.

         Exhibit           Description
         -------           -----------

           99.1 Press release, dated October 8, 2007, entitled "Ramco-Gershenson Announces Redemption of Its 9.5% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RAMCO-GERSHENSON PROPERTIES TRUST


Date:  October 9, 2007               By: /s/ Richard J. Smith
                                         Richard J. Smith
                                         Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit                    Description
-------                    -----------

  99.1 Press release, dated October 8, 2007, entitled "Ramco-Gershenson Announces Redemption of Its 9.5% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest."